UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 23, 2019
Date of report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact Name of Registrant as Specified in its Charter)
PITNEY BOWES INC /DE/

Delaware	001-03579	06-0495050
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 SUMMER STREET
STAMFORD, Connecticut 06926-0700
(Address of Principal Executive Offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $1 par value per share	PBI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Pitney Bowes Inc. (“PBI”) entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”), dated as of August 23, 2019, with Starfish Parent, LP, an affiliate of Syncsort Incorporated  (the “Purchaser”), pursuant to which PBI has agreed to sell its Software Solutions business (the “Business”) to the Purchaser for $700,000,000 in cash consideration, subject to certain adjustments.

The consummation of the transactions contemplated by the Purchase Agreement is subject to customary conditions, including the expiration or termination of any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase Agreement contains provisions giving each of PBI and the Purchaser rights to terminate the Purchase Agreement under specified circumstances, including if the closing has not occurred on or before March 23, 2020, subject to the terms and conditions of the Purchase Agreement.

The Purchase Agreement includes customary representations, warranties and covenants of PBI and the Purchaser.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about PBI, the Business or the Purchaser or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PBI, the Business or the Purchaser or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in PBI’s public disclosures.

Item 8.01.	Other Events.

On August 26, 2019, PBI issued a press release announcing the entry into the Purchase Agreement and updating its financial outlook for fiscal year 2019. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 8.01, as well as in the press release on Exhibit 99.1, is being furnished, not “filed”. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by PBI under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the press release is not intended to, and does not, constitute a determination or admission by PBI that the information in this Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of PBI.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act) and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, including statements concerning the consummation of the transactions contemplated by the Purchase Agreement and the costs associated with the sale of the Business, are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Risks and uncertainties include, but are not limited to: the satisfaction of closing conditions for the transaction; the possibility that the transaction will not be completed in the expected timeframe or at all; PBI’s ability to pay down near-term debt maturities, complete its refinancing plan on satisfactory terms, and streamline operations and reduce spend; and the effect of the announcement, pendency or consummation of the transaction on customers, employees, suppliers, partners and operating results. Words such as “estimate”, “believe”, “expect”, “anticipate”, “intend”, and similar expressions may identify such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Refer to the section entitled “Risk Factors” in PBI’s Annual Report on Form 10-K filed with the SEC for a discussion of important factors that could cause actual results to differ materially from forward-looking statements.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Stock and Asset Purchase Agreement, dated as of August 23, 2019, between Pitney Bowes Inc. and Starfish Parent, LP*

99.1	Press release of Pitney Bowes Inc., dated as of August 26, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITNEY BOWES INC.

Date: August 27, 2019	By:	/s/ Daniel J. Goldstein
Daniel J. Goldstein
Executive Vice President, Chief Legal Officer and Corporate Secretary